Exhibit 99.6 Alpha Technologies Ltd. Consolidated Financial Statements December 31, 2017

Tel: 604 688 5421 BDO Canada LLP Fax: 604 688 5132 600 Cathedral Place www.bdo.ca 925 West Georgia Street Vancouver BC V6C 3L2 Canada Independent Auditor’s Report To the Shareholders or Alpha Technologies Ltd. We have audited the accompanying consolidated financial statements of Alpha Technologies Ltd. and its subsidiaries, which comprise the consolidated balance sheet as of December 31, 2017, and the related consolidated statements of income and comprehensive income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements. Management’s Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. Auditor’s Responsibility Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alpha Technologies Ltd. and its subsidiaries as of December 31, 2017, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. /s/ “BDO CANADA, LLP” Vancouver, Canada February 22, 2019 BDO Canada LLP, a Canadian limited liability partnership, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

Alpha Technologies Ltd. Consolidated Balance Sheet Expressed in US dollars As at December 31, 2017 $ Assets Current assets Cash 6,528,801 Accounts receivable - net (note 4) 22,802,768 Inventories (note 5) 30,731,873 Prepaid expenses and other current assets 1,945,770 Total Current Assets 62,009,212 Due from related parties (notes 11) 208,346 Property, plant and equipment (note 6) 3,348,659 Goodwill 311,533 Deferred tax assets (note 17) 1,265,532 Other non-current assets 65,779 Total Assets 67,209,061 Liabilities Current liabilities Current debt (note 7) 7,848,050 Accounts payable 8,252,939 Accrued liabilities (note 8) 12,814,044 Warranty provision- current portion (note 9) 2,075,915 Deferred revenue 352,773 Current portion of long-term debt (note 10) 154,996 Other current liabilities (notes 13 and 15) 2,121,144 Current portion of due to related parties (note 12) 2,742,603 Total Current Liabilities 36,362,464 Warranty provision (note 9) 1,899,613 Due to related parties (note 12) 1,364,100 Long term debt (note 10) 3,233,561 Total Liabilities 42,859,738 Shareholders’ Equity Preferred shares, no par value, 10,000 shares authorized, no shares issued or outstanding at December 31, 2017 - Share capital (note 13) 2 Retained earnings 30,165,976 Accumulated other comprehensive loss (5,816,655) 24,349,323 Total Liabilities and Shareholder’s Equity 67,209,061 Contingencies and commitments (note 19) Subsequent events (note 20) Approved by the Board of Directors _ __________________________________ Director ________________________________ Director The accompanying notes are an integral part of these non-consolidated financial statements.

Alpha Technologies Ltd. Consolidated Statement of Income and Comprehensive Income Expressed in US Dollars For the year ended December 31, 2017 $ Revenue Sales (note 16) 128,844,299 Cost of sales 99,375,645 Gross profit 29,468,654 Expenses General and administrative 8,317,635 Research & Development 6,516,938 Sales & Marketing 10,958,962 25,793,535 Earnings before undernoted 3,675,119 Other expenses Other expenses 880,636 Net Interest expense 518,164 Foreign exchange loss 444,574 1,843,374 Earnings before income taxes 1,831,745 Current tax recovery (note 17) (47,159) Deferred tax expense (note 17) 380,321 Net earnings for the year 1,498,583 Other comprehensive income Foreign currency translation adjustment 1,378,952 Total other comprehensive income 1,378,952 Total comprehensive income 2,877,535 The accompanying notes are an integral part of these consolidated financial statements.

Alpha Technologies Ltd. Consolidated Statement of Stockholder’s Equity Expressed in US Dollars For the year ended December 31, 2017 Common stock Preferred stock Number of Accumulated shares Number of other issued & shares issued Retained comprehensive outstanding Amount & outstanding Amount earnings income (loss) Total Balance at December 31, 2016 (unaudited) 10,000 2 - - 28,823,317 (7,195,607) 21,627,712 Net income 1,498,583 1,498,583 Foreign currency translation adjustment 1,378,952 1,378,952 Dividends paid (155,924) (155,924) Balance at December 31, 2017 10,000 2 - - 30,165,976 (5,816,655) 24,349,323 The accompanying notes are an integral part of these consolidated financial statements.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 2017 $ Cash flows (used in) from operating activities Net earnings for the year 1,498,583 Items not involving cash Depreciation 768,888 Foreign Exchange gain and other 444,574 Deferred tax expense 380,321 Gain on disposal of property, plant and equipment (114,781) 2,977,585 Changes in non-cash working capital balances Decrease in accounts and other receivables 4,324,262 Increase in inventories (4,570,348) Increase in prepaid expenses and other current assets (406,795) Increase in accounts payable and accrued liabilities 1,493,496 Increase in warranty provision 856,093 Decrease in other current liabilities (292,618) Increase in deferred revenue 18,447 Net cash flows from operating activities 4,400,122 Cash flows (used in) from investing activities Purchase of property, plant and equipment (967,884) Proceeds on disposal of property, plant and equipment 166,965 Increase in other non-current assets (20,102) Net cash used in investing activities (821,021) Cash flows (used in) from financing activities Increase in bank borrowings 681,212 Decrease in demand loan (1,229) Increase in due to related parties 119,444 Increase in long term debt 83,893 Dividend paid (155,924) Net cash flow from financing activities 727,396 Effect of foreign exchange on cash 805,278 Increase in cash 5,111,775 Cash - Beginning of year 1,417,026 Cash – End of year 6,528,801 Supplemental disclosure of cash flow information Income taxes paid 250 Interest paid 151,923

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Operations and Summary of Significant Accounting Policies 1 Nature of business / Operations The principal business of Alpha Technologies Ltd. includes the design, production, distribution and servicing of AC and DC power products and systems with a primary focus on the North American telecommunication market. The Company also provides engineering, furnishing and installation of its products to its customer base. 2 Principles of Consolidation The accompanying consolidated financial statements include the accounts of Alpha Technologies Ltd. (referred as "Alpha”) and its subsidiaries Alpha Mexico Network Power S.A. de C.V., Riverfront Holdings S.R.L. de C.V., Alpha Technical Services Ltd. and Argus Research Ltd. (collectively "the Company"). All intercompany accounts and transactions have been eliminated in consolidation. Alpha owns 99.9% of both Alpha Mexico Network Power S.A de C.V. and Riverfront Holdings. As of December 31, 2017, the retained earnings and other comprehensive income related to the non-controlling interest in these parties is trivial. The table below, lists other related parties and the nature of relationship with the Company. Related party Nature of relationship Argus Hangars Ltd. Related by common officers The Kaiser Foundation for Higher Education Related by common officers Argus NFW Holdings Ltd. Related by common officers Argus RF Holdings Ltd. Related by common officers Alpha Aviation Inc. Related by common officers 3 Significant accounting policies These consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles of the United States of America (GAAP) and are stated in US dollars, except where otherwise disclosed.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Financial instruments The Company initially records cash, accounts receivables, bank indebtedness, long-term debt, due to/from related parties, accounts payable and accrued liabilities at fair value except for due to/from related party, which are recorded at the amounts agreed by the parties to the transactions. Subsequent measurement is at amortized cost. Financial assets are tested for impairment at the end of each reporting period when there are indications that the assets may be impaired. Income taxes The Company accounts for income taxes using the asset and liability approach, which requires deferred tax assets and liabilities be recognized using enacted tax rates to measure the effect of temporary differences between book and tax bases on recorded assets and liabilities. In addition, a valuation allowance is established to reduce any deferred tax asset for which it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized. Financial statement basis and tax bases of assets differ due to the company utilizing accelerated depreciation methods for tax purposes on certain assets which are being depreciated less rapidly for financial statement purposes, the use of allowances for financial statement purposes, and other timing differences. The Company recognizes tax related interest and penalties in income tax expense in its Consolidated Statement of Income. With respect to accounting for uncertainty in income taxes, the Company evaluates tax positions to determine whether the benefits of tax positions are more likely than not of being sustained upon audit based on the technical merits of the tax position. For tax positions that are more likely than not of being sustained upon audit, the Company recognizes the largest amount of the benefit that is greater than 50% likely of being realized upon ultimate settlement. For tax positions that are not more likely than not of being sustained upon audit, the Company does not recognize any portion of the benefit. If the more likely than not threshold is not met in the period for which a tax position is taken, the Company may subsequently recognize the benefit of that tax position if the tax matter is effectively settled, the statute of limitations expires, or if the more likely than not threshold is met in a subsequent period. Concentration of Credit Risk Financial instruments that subject the Company to potential concentration of credit risk consist principally of trade accounts receivable. The Company performs ongoing credit evaluations of its customers’ financial condition. Cash Cash consists of cash on hand and on deposit with financial institutions.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Inventories Inventories are stated at the lower of cost or market value. Cost is determined by applying standard costs which approximate the weighted average cost of materials, work-in-process, and finished goods. Finished goods and work-in-process inventory include costs of conversion (allocation of variable production overheads and direct costs such as standard labour charges which approximate actual labour employed). Any variances between standard and actual costs are expensed in the period. Standard costs are updated annually or when significant changes occur. Property, plant and equipment Property, plant and equipment are recorded at cost less accumulated depreciation. If events or changes in circumstances indicate that the carrying value of the property, plant and equipment may not be recoverable, a recoverability analysis is performed based upon estimated undiscounted cash flows to be generated from the property, plant and equipment. If the analysis indicates that the carrying value is not recoverable from future cash flows, the property, plant and equipment are written down to their estimated fair value and an impairment loss is recognized. Depreciation is provided as follows: Computer equipment (including under capital lease) straight-line over 3 years Computer software straight-line over 1 year Furniture and office equipment (including under capital lease) straight-line over 5 years Leasehold improvements straight-line over lease term plus one renewal period Production and Research and development equipment 20% diminishing balance Vehicles (including under capital lease) 20% - 30% diminishing balance Maintenance and repairs are expensed as incurred. Investment tax credits Investment tax credits are accounted for using the flow-through method whereby such credits are accounted for as a reduction of income tax expense in the period in which the credit arises. Leases Leases entered into are classified as either capital or operating. Leases that transfer substantially all of the benefits and risks associated with ownership of the assets are classified as capital leases and are recorded as an acquisition of an asset and incurrence of an obligation. Assets under capital lease are amortized in a manner consistent with other assets owned by the Company. All other leases are accounted for as operating wherein rental payments are expensed as incurred. Under US GAAP operating leases are recognized on a straight-line basis over the term of the lease.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Warranties The Company’s products are warranted for a period of two years. The Company provides for estimated product warranty expenses when the related products are sold. The assessment of the adequacy of the reserve includes a review of open claims and historical experience. Revenue recognition The Company recognizes revenue from product sales when there is a persuasive evidence of arrangement, delivery has occurred, collectability is reasonably assured, and pricing is fixed or determinable. Where appropriate, provisions are made at that time for estimated warranty costs. Amounts received prior to product shipment are recorded as deferred revenue. The Company recognizes revenue from construction management and service installation contracts using the percent completion method. The cost incurred is compared to estimated total cost to complete the contracts to determine the percentage of completion. Cash received in advance of the revenue recognition criteria being met is recorded as deferred revenue. Shipping and handling costs The Company classifies shipping and handling as cost of sales in the accompanying consolidated financial statements. Total shipping and handling costs were approximately $500,660 for the year ended December 31, 2017. Advertising costs The Company incurred advertising costs during the year of $564,158 which was expensed as incurred.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Foreign exchange The functional currency of Alpha is the Canadian dollar. Results of operations of Alpha and of the foreign operations of subsidiaries, whose functional currency is their respective local currency, are translated in the reporting currency, U.S. dollars, in accordance with ASC Topic 830 “Foreign Currency Matters”. Revenues and expenses are translated using average exchange rates during the periods. The assets and liabilities are translated into U.S. dollars using exchange rates as of the balance sheet dates. Exchange gains or losses resulting from translating the foreign currency financial statements are recognized as a component of other comprehensive income. Transaction gains and losses resulting from exchange rate changes on transactions denominated in currencies other than the functional currency of the applicable subsidiary are included in the Consolidated Statements of Income, within “Foreign Exchange”, in the year in which the change occurs. For transactions undertaken by the Company in foreign currencies, monetary assets and liabilities are translated into the functional currency at the exchange rate in effect at the end of the year. Non-monetary assets and liabilities are translated at the exchange rate prevailing when the assets were acquired, or the liabilities assumed. Revenues and expenses are translated at the rate approximating the rate of exchange on the transaction date. Exchange gains and losses are included in the determination of net income (loss) for the year. Research and development The Company expenses research costs as incurred. Development costs are expensed as incurred unless they qualify for capitalization and amortization as an intangible asset under ASC 350, ‘Intangibles – Goodwill and other’. As it is management’s view that there is no certainty of recovering development costs, no development costs have been recorded as intangible assets. Goodwill and Other Intangible Assets Goodwill represents the excess of the purchase price of an acquired business over the fair value assigned to the acquired assets and liabilities assumed in the business combination. Goodwill and intangibles are tested for impairment at least annually and whenever events or circumstances occur indicating that a possible impairment may have been incurred. Goodwill has an indefinite life and is tested for impairment by determining the fair value of the Company’s reporting units. These estimated fair values are based on financial projections, certain cash flow measures. Impairment losses, if any, are recorded in the consolidated statement of income as part of income from operations. The Company has adopted the provisions of ASC 350-20, Goodwill and Other. The provisions allow for the company to assess qualitative factors to determine whether it is more likely than not that evidence of goodwill impairment exists. If the Company determines that it is not more likely than not that the fair value of a reporting unit is less than it’s carrying amount, then performing the two-step impairment test is unnecessary.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Use of estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities, and revenues and expenses during the year. Significant areas requiring the use of management estimates relate to provisions for inventory obsolescence, warranty expenses, useful lives of property, plant and equipment, percentage of completion of construction management and service installation contracts, deferred income taxes and allowance for doubtful accounts receivable. Actual results could differ from these estimates. NEW ACCOUNTING PRONOUNCEMENTS In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)”. In general, this standard will require the company to recognize revenue when it transfers goods or services to customers in the amount of anticipated consideration in which the company is entitled. This standard also requires additional disclosure requirements that result in the company providing financial statement users comprehensive information regarding the nature, amount, timing and uncertainty of revenue and cash flow from the company's contracts with customers. This standard will be effective for the calendar year ending December 31, 2019 with. The Company’s initial assessment conclude that the adoption of the ASU will not have a material impact on its accounting for revenue in the consolidated financial statements. In February 2016, the FASB issued ASU 2016-02, Leases. In general, this standard requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. This standard will be effective for the calendar year ending December 31, 2020 with retrospective application required. The Company has not determined the impact of adopting this standard on the accompanying financial statements. In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments. This update will replace the incurred loss impairment methodology for credit losses on financial instruments with a methodology that requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The standard is effective for fiscal years beginning after December 15, 2019, including interim periods with those fiscal year. The Company has not determined the impact of adopting this standard on the accompanying financial statements.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 4 Accounts receivable As at December 31, 2017, approximately 35% of accounts receivable are due from three customers. Geographic concentrations related to customers are as follows: United States 60%, Canada 21% and worldwide 19%. 2017 $ Receivables 23,079,247 Less allowance for doubtful accounts (276,479) Receivables, net 22,802,768 5 Inventories Inventory at December 31 consists of the following: 2017 $ Raw materials 4,411,862 Work-in-process 797,457 Finished goods 28,649,088 Obsolescence provision (3,126,534) 30,731,873 6 Property, plant and equipment 2017 Accumulated Cost depreciation Net $ $ $ Leasehold Improvements 1,332,373 784,963 547,410 Production and Research and development equipment 6,815,030 4,415,620 2,399,410 Vehicles 481,704 373,895 107,809 Furniture and Office Equipment 1,078,480 960,683 117,797 Computer Equipment 2,073,383 1,919,280 154,103 Computer Software 1,402,798 1,380,668 22,130 13,183,768 9,835,109 3,348,659

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Depreciation expense included in the consolidated financial statements for the year ended December 31, 2017 amounted to $768,888. 7 Current debt Current debt consists of the following as of December 30, 2017 2017 $ Operating line of credit Canadian loan - (CAD$3,299,338) 2,624,105 Banker’s acceptance (CAD$5,000,000) 3,976,715 6,600,820 Unsecured demand loan bearing interest at 5% 1,247,230 7,848,050 The Company has an operating credit facility (CAD$20 million maximum) with the Canadian Imperial Bank of Commerce (CIBC) subject to a formula-based borrowing limit, bearing interest at prime plus 1%. The Company has pledged the following as security for the loan facilities: • a general security agreement creating in favour of CIBC a first priority security interest in all present and future undertaking and personal property including receivables, inventory, equipment and machinery • an unlimited postponement of claim from The Kaiser Foundation for Higher Education (note 12) • an assignment and postponement of claim from G.B. Enterprises, Inc. and Altair Advanced Industries Inc. (Altair) in an unlimited amount with respect to monies owing to G.B. Enterprises, Inc. and/or Altair Advanced Industries Inc. by the Company. G.B. Enterprises, Inc. is an inactive predecessor entity to Altair. Altair is a third-party manufacturing entity which provides Alpha contract manufacturing services for telecom systems sold into the US market in addition to supplying broadband product for sale into Canada. • a guarantee from Alpha Aviation Inc. with respect to all of the liabilities to CIBC secured by all security (excluding the collateral mortgage) provided by Alpha Aviation Inc. to CIBC for direct borrowings. Interest expense on the operating line of credit was $150,269.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 8 Accrued liabilities 2017 $ Salaries and Wages payable 4,193,738 Accrued liabilities 4,907,691 Inventory in transit 2,627,215 Others 1,085,400 12,814,044 9 Warranty provision 2017 $ Balances, beginning of year 3,119,435 Claims processed during the year (1,680,756) Additional warranties issued 2,301,384 Foreign currency translation adjustment 235,465 Balance, end of year 3,975,528 Less: current portion 2,075,915 1,899,613 10 Long-term debt 2017 $ Mortgage bearing interest at seven-year Government of Canada bond rate plus 1.5% annually (3.32% at December 31, 2016), repayable in 3,407,396 monthly blended principal and interest payments of $22,085, due on September 1, 2021 (Principal balance in CAD is $4,284,185) Less: Deferred finance cost (18,839) Total 3,388,557 Less: Current portion 154,996 3,233,561 Interest expense on the mortgage was $151,106 during the year.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 11 Due from related parties This represent non-interest bearing, unsecured loan to Argus Hangars Ltd. amounting to $208,346 (CAD$261,957) having no repayment terms. 12 Due to related parties 2017 $ The Kaiser Foundation for Higher Education (note 15) Unsecured loan bearing interest at prime plus 2% and due on demand (CAD$1,120,000) 890,784 Unsecured loan bearing interest at 10% (CAD$2,215,109), due on demand subject to a maximum of $397,671 repayable in any fiscal year 1,761,771 Argus NFW Holdings Ltd., unsecured, non-interest bearing and no repayment terms (CAD $987,624) 785,500 Argus RF Holdings Ltd., unsecured, non-interest bearing and no repayment terms (CAD $840,704) 668,648 Total 4,106,703 Less: Current portion 2,742,603 1,364,100 13 Other Current liabilities Other current liabilities include interest accruals on related party balance and demand loan totaling $1,186,354 (see note 15), sales / use tax payable of $183,690, due to Alphatec Limited (Cyprus) amounting to $393,774 and others amounting to $357,326.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 14 Share capital Authorized 10,000 Class A common shares without par value, participating, with voting rights. 10,000 Class A, B, C preferred shares without par value, participating (conditionally), non-voting, redeemable by the Company and retractable by the holder at an amount set by the director. Issued and outstanding 2017 $ 10,000 Class A common shares 2 15 Related party transactions The Kaiser Foundation for Higher Education During the year, the Company incurred interest expense on the amounts payable of $220,937. At December 31, 2017, other current liabilities include $827,434 related to accrued interest owed to this related party. 16 Sales Sales comprise mainly of products and services revenue. Sales to customers in the United States and Canada were 58% and 33% respectively, whereas the remaining relates to rest of the world. Sales to 4 customers account for 35.8% of the total revenue. 17 Income taxes Effective January 1, 2017, the Canadian federal and British Columbia provincial corporate tax rates were 15.0% and 11.0%, respectively, while pursuant to September 11, 2017 budget, effective January 1, 2018, the Canadian federal and British Columbia provincial corporate tax rates were increased to 15.0% and 12.0%, respectively. All deferred tax assets have been measured at the latter combined 27.0% tax reversal rate. As at December 31, 2017, the Company has federal investment tax credits (ITCs) carried forward of $2,176,376 and provincial ITCs carried forward of $1,035,898, which are available to reduce future federal and provincial taxes payable, respectively, which expire over 2028 through 2037. During the year ended December 31, 2017, the Company utilized $428,225 of federal and provincial ITC’s to reduce income taxes owing. Management has

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 evaluated these ITCs, and due to the average annual spending by the Company in excess of the scientific research, exploration and development (SRED) tax credit, a full valuation allowance has been taken on these balances. A full valuation allowance has also been taken on the net capital losses due to the unlikelihood of incurring capital gains. The resulting realized deferred tax asset as at December 31, 2017 of $1,265,531, however, could be adjusted in future periods if estimates of future taxable income are reduced or increased and additional weight is given to subjective evidence such as our projections for growth or change in SRED expenditure/ITC credits. As at December 31, 2017, the nature and tax effect of the taxable temporary differences giving rise to deferred tax assets are summarized as follows: Components of the Net Deferred Tax Asset 2017 $ Warranty and other reserves 932,380 Capital assets and intangible assets 333,152 Income tax credits 689,780 Net capital losses 44,596 Valuation allowance (734,376) Net Deferred Tax Asset 1,265,532 Components of income tax expense for the year ended December 31, 2017 are as follows: Components of Income Tax Expense 2017 $ Current tax recovery (47,159) Deferred tax expense 380,321 Income Tax Expense 333,162

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 18 Financial instruments Credit risk The Company has exposure to credit risk to the extent cash balances exceed amounts covered by deposit insurance; however, the Company believes that its credit risk on cash balances is immaterial. The Company, in the normal course of business, is exposed to credit risk from its customers. The Company’s financial assets that are exposed to credit risk consist primarily of accounts receivable. The Company performs regular credit evaluations on all its customers. Interest rate risk The Company is exposed to interest rate fluctuations on its floating rate bank indebtedness and an amount due to a related party. Currency risk The Company has the following amounts denominated in US currency: 2017 $ Cash 5,424,925 Accounts and other receivables 19,374,994 Accounts payable, accrued and other current liabilities (8,066,550) Due to related parties (1,249,985) Net US$ denominated amounts 15,483,384 The Company has the following amounts denominated in Mexican Pesos at their equivalent US dollar amount: 2017 $ Cash 1,074,619 Accounts and other receivables 548,654 Accounts payable, accrued and other current liabilities (95,991) Net Mexican pesos at their equivalent US$ denominated amounts 1,527,282

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 19 Contingencies and commitments Guarantees a) At December 31, 2017, the Company has an unlimited guarantee on the operating line of credit of Alpha Aviation Inc., a related party, in favour of CIBC. b) At December 31, 2017, the Company has a guarantee on the mortgage of Argus RF Holdings Ltd., a related party, in favour of Assurant Life of Canada. c) At December 31, 2017, the Company has a limited guarantee of CAD$2,000,000 on the demand credit facility of Argus NFW Holdings Ltd., a related party, in favour of CIBC. Operating lease The Company has entered into lease agreements for buildings located in Burnaby, BC; Edmonton, Alberta; Mississauga, Ontario and Mexico. The lease agreements are effective from January 1, 2010 to February 29, 2020. The Company also leases vehicles under operating leases with terms ranging from 36 to 48 months. Accounting principles generally accepted in the United States of America require lease payments to be recognized on a straight-line basis over the term of the lease. The difference between the actual lease payments and the amount that is required to be recognized as expense is recorded as deferred rent on the consolidated balance sheet. The Company has agreed to make the following annual basic lease payments, inclusive of management fees, with respect to the buildings, warehouses and vehicles: $ 2018 1,243,410 2019 1,210,338 2020 1,168,410 2021 1,141,002 2022 1,138,273 Rental expense was $1,216,445 for the financial year ended December 31, 2017. 20 Subsequent events The Company and certain related parties entered into a share purchase agreement (“the Agreement”) on December 7, 2018 with EnerSys in which EnerSys acquired all issued and outstanding shares of the Company. Subsequent to December 31, 2017 and just prior to the acquisition of Alpha by Enersys on December 7, 2018, the debt in note 10 was transferred to Argus RF Holdings Ltd. in exchange for cash of $1.8 million (CAD$2.4 million) and the issuance of class A preferred shares valued at $1.3 million (CAD$1.8 million). The debt in note 12 was also discharged. In addition, the operating credit facility indicated in note 7 was repaid and all liens were discharged.

Alpha Technologies Ltd. Notes to Consolidated Financial Statements Expressed in US Dollars December 31, 2017 Management evaluates subsequent events through February 22, 2019, the date the consolidated financial statements were available to be issued.